FOR FURTHER INFORMATION:

AT THE COMPANY:		AT FINANCIAL RELATIONS BOARD:
Richard G. Smith		Georganne Palffy	Leslie Loyet
Chief Financial Officer		General Inquiries	Analyst Inquiries
Ph: (773) 380-	6587	(312) 640-6768	(312) 640-6672

TUESDAY, SEPTEMBER 26, 2006

DEERFIELD TRIARC CAPITAL CORP. ANNOUNCES THE ADDITION OF SUPPLEMENTAL FINANCIAL INFORMATION TO ITS WEBSITE

Chicago, September 26, 2006 -- Deerfield Triarc Capital Corp. (NYSE: DFR) announced today that the company has provided supplemental effective rate and net return analysis on its investment portfolio. This additional information can be accessed via the company’s website at www.deerfieldtriarc.com in the Stockholder Information section under Presentations and Supplemental Information. The company plans to update this information on a quarterly basis but has no obligation to do so.

About the Company

Deerfield Triarc Capital Corp. is a diversified financial company formed in 2004 to invest in real estate-related securities and various other asset classes. The company has elected and intends to continue to qualify to be taxed as a real estate investment trust, or REIT, for federal income tax purposes. The objective is to provide attractive returns to investors through a combination of dividends and capital appreciation, which the company intends to achieve by opportunistically investing in financial assets and to construct an investment portfolio appropriately leveraged to seek attractive risk-adjusted returns.

The targeted asset classes and the principal investments the company expects to make in each are as follows:

Asset Class	Principal Investments
Real Estate-Related Securities	Residential mortgage-backed securities, or RMBS
Commercial mortgage-backed securities, or CMBS

Other Asset-backed Securities, or ABS	Collateralized debt obligations, or CDOs Consumer ABS

Loans and Related Derivatives	Senior Secured and Unsecured Loans Credit Default Swaps on Senior Secured Loans

Leveraged Finance Instruments	Corporate Mezzanine Loans
High Yield Corporate Bonds
Distressed and Stressed Debt Securities
Private Equity Investments

In addition, the company may invest opportunistically in other types of investments within the core competencies of its manager, Deerfield Capital Management, including investment grade corporate bonds and related derivatives, government bonds and related derivatives, and other fixed income related instruments.

NOTES TO PRESS RELEASE

The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Deerfield Triarc Capital Corp. (“Deerfield Triarc” or the “company”) and statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, general volatility of the securities markets in which we invest and the market price of our common stock; changes in our industry, interest rates, the debt securities markets or the general economy; increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities; increased rates of default and/or decreased recovery rates on our investments; changes in governmental regulations, tax rates and similar matters; our expected financings and investments; availability of investment opportunities in real estate-related and other securities; the degree and nature of our competition; and other risks and uncertainties disclosed from time to time in the company's filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the company’s control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.